Exhibit 99.2 URIROX-1 and Study 206 Topline Results November 7, 2019Exhibit 99.2 URIROX-1 and Study 206 Topline Results November 7, 2019

Allena Pharmaceuticals, Inc. These slides, and the accompanying presentation, contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe them to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including those risks and uncertainties that are described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2Allena Pharmaceuticals, Inc. These slides, and the accompanying presentation, contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe them to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including those risks and uncertainties that are described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Positive Topline Results from URIROX-1 and Study 206

uriROX

Achieved Primary Endpoint:

- ✓ **Highly statistically significant treatment difference (p=0.004), and a 23% reduction in 24-hour UOx from baseline on reloxaliase**
- ✓ **High UOx and kidney stone burden**
- ✓ **Consistent with Phase 2 studies**
- ✓ **Sustained over four weeks of treatment**
- ✓ **Safe and well-tolerated**

uriROX-2

URIROX-2 Positioned for Success

- Same UOx primary endpoint
- URIROX-2 sized for long-term confirmatory endpoint (overpowered for UOx)
- Adaptive design

Study 206

Opportunity to Explore Additional Registrational Path in EH Patients with Advanced CKD:

- ✓ 2 patients with CKD Stage 3: **reduction in UOx of 29% and 42%, and POx of 42% and 16%**
- ✓ 6 patients with CKD Stage 5: **reduction in POx ranged from 27% to 68%**

Allena PHARMACEUTICALS

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Pioneering Technology in Formulation Oral Enzyme Therapeutics Proprietary Technology development approach Therapeutic Platform Oral Enzyme GI MOA Therapeutic candidates Leverage GI that degrade a specific tract as metabolite “auxiliary kidney” Reloxaliase ALLN-346 Non-absorbed Reduces potential for adverse events 4Pioneering Technology in Formulation Oral Enzyme Therapeutics Proprietary Technology development approach Therapeutic Platform Oral Enzyme GI MOA Therapeutic candidates Leverage GI that degrade a specific tract as metabolite “auxiliary kidney” Reloxaliase ALLN-346 Non-absorbed Reduces potential for adverse events 4

Enteric Hyperoxaluria – Disease Overview Gastrointestinal Tract Enteric Hyperoxaluria (EH) Dietary Oxalate Enteric: Pertaining to the intestinal tract Hyper: High or excess Oxal: Oxalate Uria: In the urine Definition: Excess absorption of oxalate in the GI tract due to gastric bypass surgery, inflammatory bowel disease, short bowel syndrome, celiac disease and Oxalate chronic pancreatitis Consequence: Kidney stones and calcium oxalate crystal deposits in the kidneys which can lead to inflammation, CKD and ESRD There are no FDA-approved pharmacological therapies to treat any form of hyperoxaluria Inflammation, Kidney Stones CKD and ESRD 5Enteric Hyperoxaluria – Disease Overview Gastrointestinal Tract Enteric Hyperoxaluria (EH) Dietary Oxalate Enteric: Pertaining to the intestinal tract Hyper: High or excess Oxal: Oxalate Uria: In the urine Definition: Excess absorption of oxalate in the GI tract due to gastric bypass surgery, inflammatory bowel disease, short bowel syndrome, celiac disease and Oxalate chronic pancreatitis Consequence: Kidney stones and calcium oxalate crystal deposits in the kidneys which can lead to inflammation, CKD and ESRD There are no FDA-approved pharmacological therapies to treat any form of hyperoxaluria Inflammation, Kidney Stones CKD and ESRD 5

Reloxaliase: First-in-class Therapeutic Candidate for EH Mechanism of Action Target Product Characteristics Oxalate Degradation in the Gastrointestinal Tract Crystalline Oxalate-Specific Enzyme Oxalate Oral Capsule Formulation Taken with Food Non-Absorbed/Non-Systemic Reloxaliase Room Temperature Stability By-Products for Excretion 6Reloxaliase: First-in-class Therapeutic Candidate for EH Mechanism of Action Target Product Characteristics Oxalate Degradation in the Gastrointestinal Tract Crystalline Oxalate-Specific Enzyme Oxalate Oral Capsule Formulation Taken with Food Non-Absorbed/Non-Systemic Reloxaliase Room Temperature Stability By-Products for Excretion 6

Reloxaliase Development Program Addresses the Full Spectrum of Disease

uriROX

Study Population:
Enteric Hyperoxaluria

Study 206

Enteric Hyperoxaluria with
CKD and Hyperoxalemia


Normal/CKD 1
CKD 2
CKD 3
CKD 4
ESRD
Oxalate Burden
Normal
Dialysis

- The clinical literature suggests that a ≥ 20% reduction in urine oxalate (UOx) could result in a 25-50% lower incidence of kidney stone recurrence, and may increase renal survival[1]
- By reducing oxalate levels, potential to slow CKD progression, enable kidney transplant and protect new kidney post-transplant

[1] 1Borghi N et al. Eng J Med. 2002; Taylor and Curhan, Kidney Int. 2008; Curhan GC et al., J Am Soc Nephrol., 2017; Zhao et al. Clin J Am Soc Nephrol. 2016

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URIROX-1: Evaluate the Safety and Efficacy of Reloxaliase in Patients with Enteric Hyperoxaluria


UOx ≥ 50mg/24h
Normal to Stage 3 CKD
(eGFR ≥ 30)
Screening
Randomization
N=115
1:1
Reloxaliase
Reloxaliase (7,500 u) or placebo 2 cap with
meal/snack 3 to 5 times per day x 28 days
Placebo
Follow up
4 weeks
1x UOx
2x UOx
2x UOx
2x UOx
2x UOx
2x UOx
uriRox

Primary Endpoint:
- Percent change from baseline in 24h UOx excretion during Weeks 1 to 4

Key Secondary Endpoint:
- Proportion of subjects with a ≥ 20% reduction from baseline in 24h UOx excretion during Weeks 1 to 4

Pre-specified, Stratified Analysis
- Subset analysis of the primary and lead secondary endpoint in subjects with a history of bariatric surgery

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URIROX-1: Patient Demographics and Baseline Characteristics

Category / Statistic	Reloxaliase (N=58)	Placebo (N=57)
Age (years) – Mean (SD)	58.7 (10.09)	58.6 (10.18)
Gender, n (%) Female	28 (48.3)	27 (47.4)
Enteric condition, n (%)		
Bariatric surgery [Roux-en-Y gastric bypass]	40 (69.0) [27 (46.6)]	38 (66.7) [27 (47.4)]
Inflammatory bowel disease	10 (17.2)	10 (17.5)
Short bowel syndrome	3 (5.2)	8 (14.0)
Pancreatic insufficiency	3 5.2)	0
Other	2 (3.4)	1 (1.8)
Baseline UOx (mg/24h) – Mean (SD)	87.3 (28.87)	91.1 (41.64)
Baseline UOx ≥ 90 mg/24h, n (%)	22 (37.9)	23 (40.4)
Number of kidney stone episodes in past 5 years- Mean (SD)	8.8 (27.49)	14.2 (43.23)
eGFR (mL/min/1.73m^2) - Mean (SD)	76.4 (22.71)	80.5 (24.60)
CKD Stage 3, n (%)	16 (27.6)	14 (24.6)

High Burden of Disease

- Baseline UOx of 89.2 mg/day
- Average 11 stone events in last 5 years
- 16.5% reported KS events during study[1]
- 26% CKD Stage 3

1. Kidney stone events during the study period were approximately equally distributed between treatment and placebo groups

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URIROX-1 Primary Endpoint: Statistically Significant Reduction of UOx URIROX-1 N=115 Reloxaliase Placebo n=58 n=57 0 Achieved primary endpoint Highly statistically significant -5 response verses placebo -10 (P=0.004) -9.7 -15 22.6% reduction in UOx from baseline (LS mean) -20 -14.3% LS mean treatment -22.6 -25 difference p=0.004* -30 *Percent change from Baseline in 24-hour UOx excretion during Weeks 1 to 4 10 Percent Change in UOx (%)URIROX-1 Primary Endpoint: Statistically Significant Reduction of UOx URIROX-1 N=115 Reloxaliase Placebo n=58 n=57 0 Achieved primary endpoint Highly statistically significant -5 response verses placebo -10 (P=0.004) -9.7 -15 22.6% reduction in UOx from baseline (LS mean) -20 -14.3% LS mean treatment -22.6 -25 difference p=0.004* -30 *Percent change from Baseline in 24-hour UOx excretion during Weeks 1 to 4 10 Percent Change in UOx (%)

URIROX-1: Summary of Efficacy

	Overall Population		Pre-Specified Sub-Population Analysis	
	Reloxaliase (N=58)	Placebo (N=57)	Bariatric Reloxaliase (N=40)	Bariatric Placebo (N=38)
PRIMARY ENDPOINT: Percent change in 24h UOx from Baseline during Weeks 1-4				
Comparison in percent change from baseline[a]				
LS mean relative ratio (95% CI)[b]	-14.329 (-22.81, -4.92)		-16.190 (-26.68, -4.20)	
P-value	**0.004**		**0.010**	
SECONDARY ENDPOINT: Proportion with ≥20% Reduction in 24h UOx from Baseline during Weeks 1-4				
n/N (%)	28/58 (48.3)	18/57 (31.6)	20/40 (50.0)	11/38 (28.9)
Comparison between treatments[c]				
Odds ratio (95% CI)	2.141 (0.97, 4.74)		2.891 (1.07, 7.82)	
P-value	**0.061**		**0.036**	

CI, confidence interval; LS, least squares; MMRM, mixed model repeated measures; N, number of subjects dosed; SE, standard error
[a]Baseline is defined as the average of the UOx values derived from the two baseline 24-hour urine collections prior to randomization.
[b]LS means, CIs, and p-values are based on an MMRM model.
[c]Odd ratio, confidence interval, and p-value are from a stratified logistic regression model.

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Consistent Reloxaliase Treatment Effect Across Phase 2 and Phase 3 Studies

- Consistent reduction in UOx of ≥ 20% from baseline in reloxaliase treated patients
- Highly significant response in pivotal trial compared to placebo (P=0.004)
- Well tolerated



Study 396 (4 Days)
Overall EH (n=5)
Phase 3 Criteria ≥ 50 mg/24h EH (n=3)
Percent Change in UOx (%)
0
-5
-10
-15
-20
-25
-30
-35
-40
-10%
-24%
Study 713 (4 Weeks)
Overall EH (n=11)
Phase 3 Criteria ≥ 50 mg/24h EH (n=10)
LS Mean Percent Change in UOx (%)
-20%
-24%
Study 206 (12 Weeks)
Phase 3 Criteria CKD 3b EH (n=2)
Percent Change in UOx (%)
-35%
URIROX-1 (4 Weeks)
Reloxaliase n=58
LS Mean Percent Change in UOx (%)
-23%
UOx

Presented at ASN 2014 | Presented at ASN 2017 | Presented at OHF 2019 | Presented at ASN 2019

Allena PHARMACEUTICALS

Study 206 UOx adjusted to creatinine (Cr) to correct for renal dysfunction. Data shown with Phase 3 entry criteria is based on a post hoc analysis

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Reloxaliase Demonstrates Sustained Reductions in UOx Across Weeks 1-4 URIROX-1 0 Week 1 Week 2 Week 3 Week 4 -5 -10 -15 -20 -25 Reloxaliase Placebo -30 13 Percent Change in UOx (%)Reloxaliase Demonstrates Sustained Reductions in UOx Across Weeks 1-4 URIROX-1 0 Week 1 Week 2 Week 3 Week 4 -5 -10 -15 -20 -25 Reloxaliase Placebo -30 13 Percent Change in UOx (%)

Reloxaliase Generally Well-Tolerated in Clinical Trials to Date

	Study 396	Study 649		Study 713		URIROX-1	
	All (n=16)	Reloxaliase (n=30)	Placebo (n=24)	Reloxaliase (n=32)	Placebo (n=35)	Reloxaliase (n=58)	Placebo (n=57)
	n (%)	**n (%)**	**n (%)**	**n (%)**	**n (%)**	**n (%)**	**n (%)**
TEAE[1]	9 (56.3%)	13 (43.3%)	6 (25.0%)	16 (50%)	22 (62.9%)	40 (69.0%)	30 (52.6%)
Severe TEAE	0	0	0	0	0	1 (1.7)[4]	0
Related TEAE	2 (12.5%)	5 (16.7%)	2 (8.3%)	3 (9.4%)	8 (22.9%)	17 (29.3%)	11 (19.3%)
Serious AE (SAE)	0	1 (3.3%)[2]	0	0	0	1 (1.7%)[4]	0
Related SAEs	0	0	0	0	0	0	0
AEs Leading to Study Drug Withdrawal	0	1 (3.3%)[2]	0	0	2 (5.7%)[3]	0	1 (1.8%)
AEs Leading to Death	0	0	0	0	0	0	0

1. TEAE = Treatment emergent adverse events are defined as AEs with onset at the time of or following the first dose of treatment with study drug through 7 days after their last dose of study medication, or AEs starting before the start of treatment but increasing in severity or relationship at the time of or following the start of treatment through 7 days after their last dose of study medication.
2. One subject reported congestive heart failure of moderate severity, considered not related to study drug, but secondary to a recent cardioversion for atrial fibrillation. This resulted in hospitalization and withdrawal from the study; same subject in both rows.
3. Two placebo treated subjects withdrew from study drug, one after nearly 4 weeks of treatment due to nausea, considered not related, and another due to hives/dermatitis with onset 3 days after starting placebo, considered possibly related.
4. Unrelated to reloxaliase

Allena PHARMACEUTICALS

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Phase 3 Program Design for Accelerated Approval Strategy

uriROX
N=115 (1:1)

UOx ≥ 50mg/24h, Normal to Stage 3 CKD (eGFR ≥ 30)

Reloxaliase (7,500 u) or placebo 2 cap with meal/snack 3-5 x per day

uriROX-2
N≈400 (1:1)

Week 4:

Reloxaliase
Placebo
Follow up 4 weeks

Week 24: BLA submission data set

RCT follow-up for minimum of 2 years

Reloxaliase
Placebo
Follow up 4 weeks

PRIMARY ENDPOINT
Percent change from baseline in 24h UOx excretion during Weeks 1 to 4

SECONDARY ENDPOINT
Proportion of subjects with a ≥ 20% reduction from baseline in 24h UOx during Weeks 1-4

SECONDARY ENDPOINT
Percent change from baseline in 24h UOx excretion during Weeks 16 to 24

ADDITIONAL FILING DATA ELEMENTS
- Model of relationship between UOx and KS events, informed by data from the study
- Sufficient conditional power to meet long term primary endpoint

POST-APPROVAL CONFIRMATORY ENDPOINTS
Primary: Kidney stone disease progression
Secondary: Change in eGFR and ER visits / hospitalizations / procedures for management of kidney stones

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Positive URIROX-1 Results Highlight Potential for Accelerated Approval Submission and Provide Insights for URIROX-2 Success

Accelerated Approval Submission

- URIROX-2 shares common UOx primary endpoint and key secondary endpoints with URIROX-1
- Sized for demonstrating long-term clinical benefit, URIROX-2 is overpowered to achieve UOx primary endpoint (n~400)
- Consistent and sustained reloxaliase treatment effect
- Continued attractive tolerability profile

Post-Approval Confirmatory Endpoints

- UOx decrease in placebo group not expected to be sustained in longer URIROX-2 study due to less frequent urine collections and difficulty maintaining dietary changes for 2+ years
- Literature review of metabolic disease studies suggests that treatment response is retained or improved over time despite placebo effect[1] (e.g., phosphate, glucose)
- URIROX-2 kidney stone event rate modeled conservatively based on medical records and claims
  - URIROX-2 will also capture asymptomatic events via imaging
  - URIROX-1 data suggests high rate of stone events
  - Adaptive design with two sample size reassessments (N=240, N=400) to ensure adequacy of the trial to achieve long-term endpoint

Allena PHARMACEUTICALS

1. Block GA et al. AJKD. 2015;65(5):728-736; Khan A et al. Diabetes Care 2018;41:994-100

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Reloxaliase has Potential to Benefit EH Patients With Advanced CKD

EH Patients with CKD can Progress to ESRD


Patient Presents with CKD
Progression to Stage 5 CKD
Dialysis
Kidney Transplant Procedure

	Opportunity		URIROX-2† Population	Study 206 Population*
1	Delay CKD Progression	Delay progression to more severe stages of CKD	✓	✓
2	Increase Pre-Transplant Eligibility	Lower oxalate levels in EH patients seeking a transplant, allowing them to qualify for a transplant		✓
3	Improve Post-Transplant Graft Success	Lower oxalate levels in the post-transplant population to decrease the chance of graft failure and/or renal function decline		✓

†URIROX-2 Long-Term efficacy endpoints include change in estimated glomerular filtration rate (eGFR) from Baseline

*Potential clinical outcomes to be assessed in future studies

Allena PHARMACEUTICALS

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Study 206: Reloxaliase Demonstrates Robust Reduction in Oxalate Burden in Eight EH Patients with Advanced CKD



Short Bowel Syndrome
CKD 3b
UOx/Cr 98
POx 7 µmol/L
Fat Malabsorption
CKD 3T
UOx/Cr 210
POx 9 µmol/L
Crohn's Disease
CKD Stage 5
Baseline POx
40 µmol/L
Pancreatic Insufficiency*
CKD Stage 5T
Baseline POx
104 µmol/L
RYGB
CKD Stage 5
Baseline POx
47 µmol/L
RYGB*/**
CKD Stage 5
Baseline POx
68 µmol/L
Crohn's Disease**
CKD Stage 5
Baseline POx
19 µmol/L
Crohn's Disease
CKD Stage 5T
Baseline POx
52 µmol/L
0
-10
-20
-30
-40
-50
-60
-70
-80
Percent Change in UOx and POx (%)
-29%
Δ = 29 mg/g
-42%
Δ = 3 µmol/L
-42%
Δ = 88 mg/g
-16%
Δ = 1 µmol/L
-49%
Δ = 20 µmol/L
-45%
Δ = 47 µmol/L
-29%
Δ = 14 µmol/L
-19%
Δ = 13 µmol/L
-68%
Δ = 13 µmol/L
-27%
Δ = 14 µmol/L
UOx
POx

Urinary Oxalate (UOx mg/d) was normalized to creatinine mg/g; UOx reduction was calculated as a mean change from baseline using UOx measurements over 12 weeks; UOx was not measured in subjects on dialysis or on subjects with eGFR ≤ 15 ml/min/1.73m²

Plasma oxalate (POx µmol/L) reduction was calculated as a mean change from baseline using POx measurements over 12 weeks.
*Subject had only 1 POx sample during the study

**Subject treatment ongoing

Allena PHARMACEUTICALS

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Reloxaliase: Therapeutic Candidate with Blockbuster Potential High Unmet Need in Enteric Hyperoxaluria (EH) Novel Non-absorbed Oral Biologic URIROX-1 Trial Achieves Primary Endpoint with Highly Significant Reduction in UOx (p=0.004) Consistent Results across Phase 2 and 3 Studies Favorable Risk Benefit Profile FDA Alignment on Accelerated Approval Strategy Potential First FDA-Approved Treatment in EH Study 206 Data Supporting Further Development in EH with Advanced CKD Worldwide Marketing Rights 19Reloxaliase: Therapeutic Candidate with Blockbuster Potential High Unmet Need in Enteric Hyperoxaluria (EH) Novel Non-absorbed Oral Biologic URIROX-1 Trial Achieves Primary Endpoint with Highly Significant Reduction in UOx (p=0.004) Consistent Results across Phase 2 and 3 Studies Favorable Risk Benefit Profile FDA Alignment on Accelerated Approval Strategy Potential First FDA-Approved Treatment in EH Study 206 Data Supporting Further Development in EH with Advanced CKD Worldwide Marketing Rights 19

ALLN-346: Platform Extension Addressing Significant Opportunity in Gout Patients with Moderate-to-Severe CKD

Gout Market is Incompletely Served by Existing Therapies

- ~375,000 gout patients with moderate to severe CKD who have uncontrolled gout on urate lowering therapy (ULT)*
- Gout patients with renal impairment are not optimally managed due to limitations of existing therapies
  - Gout patients with kidney and liver problems are contraindicated for allopurinol, Uloric, and Zurampic
  - Current ULT's may interact with other medications
  - Co-morbidities (e.g. cardiovascular) may also limit ULT options
- Significant unmet need for safe and effective therapy that can be used in patients with renal impairment



ALLN-346 Therapeutic Strategy:

- Novel urate degrading enzyme optimized for stability in the GI tract
- MOA: orally administered, gut restricted enzyme therapeutic
- Animal POC: demonstrated a robust reduction in urine and plasma uric acid levels in a severe animal model of hyperuricemia with advanced CKD
  - *Data presented at American College of Rheumatology meeting October 22, 2018*

Sources: . *Lim JJ, Fu AC, and Reasner D. Prevalence of CKD and Uncontrolled Gout Among US Adults: Results from NHANES 2007-2012. Poster presented at: The National Kidney Foundation Spring Clinical Meetings; April 18-22, 2017; Orlando Florida. Fletcher Spaght Analysis July 2016; Image: Retailleau, P., Colloc'h, N., Vivares, D., Bonnete, F., Castro, B., El Hajji, M., Prange, T. (2005) Urate oxidase from Aspergillus flavus: new crystal-packing contacts in relation to the content of the active site. Acta Crystallogr.,Sect.D, 61, 218-229; D. Grujic Urol Res 2008, 193.

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Upcoming Milestones TARGET MILESTONE STATUS 2Q19 Study 206 Initial Data ✓ 4Q19 URIROX-1 Topline Data ✓ 4Q19 Study 206 Topline Data ✓ 4Q19 ALLN-346 IND Filing On Track 2H20 ALLN-346 Initial Data On Track 2H21 URIROX-2 Topline Data On Track 21Upcoming Milestones TARGET MILESTONE STATUS 2Q19 Study 206 Initial Data ✓ 4Q19 URIROX-1 Topline Data ✓ 4Q19 Study 206 Topline Data ✓ 4Q19 ALLN-346 IND Filing On Track 2H20 ALLN-346 Initial Data On Track 2H21 URIROX-2 Topline Data On Track 21

URIROX-1 and Study 206 Topline Results November 7, 2019URIROX-1 and Study 206 Topline Results November 7, 2019